AuguStar Variable Insurance Products Fund, Inc.	SUMMARY PROSPECTUS	May 1, 2026

AVIP S&P MidCap 400® Index Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders and other information about the fund online at www.augustarfund.com.You can also get this information at no cost by calling 1-877-781-6392 or by sending an e-mail request to AnnuityService@constellationinsurance.com.The fund’s prospectus and statement of additional information, both dated May 1, 2026, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (the “Index”) including reinvestment of dividends, at a risk level consistent with that of the Index.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class II
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.06%	0.06%(1)
Total Annual Fund Operating Expenses	0.40%	0.65%(2)

(1)	Estimated for the fiscal year end December 31, 2025.
(2)	Class II Shares have not yet commenced operations. The expenses shown reflect those of Class I Shares, restated to include the 12b-1 Fee of 0.25% applicable to Class II Shares.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$42	$132	$230	$518
Class II	$68	$213	$370	$826

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests more than 80% of its net assets (plus borrowings for investment purposes, if any) in the common stocks and other securities that are included in the Index. In seeking to track the Index, the Adviser and sub-adviser attempt to allocate the Portfolio’s investments among stocks in approximately the same weightings as the Index. The Portfolio is rebalanced periodically to reflect changes in the Index. The Portfolio may buy and sell Index futures contracts in furtherance of its strategy.

The Portfolio attempts to replicate the performance of the Index. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the Index. There can be no assurance that the Portfolio’s investments will have the desired effect. The Portfolio may not always hold the same securities as the Index and therefore statistical sampling techniques may be used to attempt to track the returns of the Index. The Index’s stock weighting is by market capitalization (i.e. size). Rebalancing is set by the Index vendor, which tends to be quarterly. The Portfolio attempts to hold approximately the same number of stocks as are in the Index. The market capitalization of the index as of March 31, 2026 ranged from $1.27 billion to $27.12 billion.

Prior to December 19, 2016, the Portfolio was known as the Target VIP Portfolio and was managed by First Trust Advisors L.P.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Tracking Risk — The Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Passive Investment Risk — A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. The Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Geode began sub-advising the Portfolio under its current strategy on December 19, 2016. From the Portfolio’s inception through December 18, 2016, the Portfolio was managed by First Trust Advisors L.P. using a different strategy. Performance returns shown below for periods prior to December 19, 2016 are those of First Trust Advisors L.P. and are not indicative of returns of the current strategy or sub-adviser.

TABLE I

AVIP S&P MidCap 400® Index Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1)	Because Class II Shares have not yet commenced operations, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 24.28%.That was the quarter ended on December 31, 2020.The lowest return for a quarter was -29.77%.That was the quarter ended on March 31, 2020.To obtain performance information up to the most recent month end, call toll free 877.781.6392.

TABLE IIA

VIP S&P MidCap 400® Index Portfolio – Average Annual Total Returns

Average Annual Total Returns As of December 31, 2025	1 Year	5 Years	10 Years
AVIP S&P MidCap 400® Index Portfolio	7.08%	8.57%	9.16%
S&P 500® Index*	17.88%	14.42%	14.82%
S&P MidCap 400® Index**	7.50%	9.12%	10.72%

*	Primary benchmark.
**	Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of a securities index with similar investment objectives.

Returns are shown for Class I Shares only and will be lower for Class II Shares due to the differing expenses for each class of shares.

Management

Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC (“Geode”) serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Louis Bottari has been a Senior Portfolio Manager since March 2018 and was a Portfolio Manager from May 2016 to March 2018. Peter Matthew has been a Senior Portfolio Manager since March 2022 and was a Portfolio Manager from October 2016 to March 2022 and an Assistant Portfolio Manager from May 2016 to October 2016. Navid Sohrabi, CFA, has been a Senior Portfolio Manager since December 2023 and was a Portfolio Manager from August 2019 to December 2023. Robert Regan has been a Portfolio Manager since December 2016. Dan Glenn has been a Portfolio Manager since January 2019. Payal Gupta has been a Portfolio Manager since June 2019. Chris Toth, CFA, has been a Portfolio Manager since August 2019. Josh Posner, CFA, has been a Portfolio Manager since December 2020.

Tom Siwik, CFA, has been a Portfolio Manager since April 2022. John Cicci, CFA, and James Love, CFA, have been Assistant Portfolio Managers of the Fund since December 2024.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Payments to Insurance Companies and Other Financial Intermediaries

If you invest in the Fund through an insurance company, broker/dealer, financial representative or other financial intermediary, the Fund and its related companies may pay the financial intermediary for the investment in the Fund and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a variable annuity contract or variable life insurance policy and the Fund over another available investment option. Ask your financial intermediary or visit your financial intermediary’s website for more information.